CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 31, 2014	Mar. 31, 2013
Allowance for Doubtful Accounts Receivable, Current (in dollars)	$ 618,054	$ 876,300
Equity Shares, Par Value (in dollars per share)	$ 5	$ 5
Equity Shares, Authorized	24,000,000	24,000,000
Equity Shares, Issued	14,810,178	14,810,178
Equity Shares, Outstanding	13,795,178	13,795,178
Treasury Shares, Equity Shares	1,015,000	1,015,000